NOTICE & PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )
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RAPTOR NETWORKS TECHNOLOGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Raptor Networks Technology, Inc.

1241 E. Dyer Road, Suite 150
Santa Ana, California 92705
______________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 15, 2008

To the shareholders of Raptor Networks Technology, Inc.:

           The Annual Meeting of Shareholders of Raptor Networks Technology, Inc. (the “Company”) will be held at the Company’s executive offices at 1241 E. Dyer Road, Suite 150, Santa Ana, California 92705, on May 15, 2008 at 1:00 P.M. Pacific Standard Time, for the following purposes:

1.	To elect three persons to serve as directors of the Company (the nominees for election to our Board of Directors are named in the attached Proxy Statement, which is part of this Notice);

2.	To ratify the appointment of Mendoza Berger & Company, LLP as the independent public accountants of the Company for the fiscal year ending December 31, 2008; and

3.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on March 20, 2008, are entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements of the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, please sign the enclosed proxy and return it in the enclosed addressed envelope. Your promptness in returning the proxy will assist in the expeditious and orderly processing of the proxy and will assure that you are represented at the Annual Meeting. If you return your proxy card, you may nevertheless attend the Annual Meeting and vote your shares in person.

By Order of the Board of Directors, RAPTOR NETWORKS TECHNOLOGY, INC. /s/ Bob van Leyen Bob van Leyen Chief Financial Officer and Secretary

Raptor Networks Technology, Inc.

1241 E. Dyer Road, Suite 150
Santa Ana, California 92705
______________________

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 15, 2008
______________________

PROXY STATEMENT
________________________

SOLICITATION OF PROXIES

The accompanying proxy is solicited by the Board of Directors of Raptor Networks Technology, Inc. (the “Company,” or “we,” “us,” “our”), for use at our Annual Meeting of Shareholders to be held at our executive offices at 1241 E. Dyer Road, Suite 150, Santa Ana, California 92705, on May 15, 2008, at 1:00 P.M. Pacific Standard Time, and at any and all adjournments or postponements thereof. Shareholders are requested to complete, date and sign the accompanying proxy card and promptly return it in the accompanying envelope or otherwise mail it to the Company. All shares represented by each properly executed and unrevoked proxy received in advance of the Annual Meeting, and that are not revoked, will be voted in the manner specified therein, and if no direction is indicated, “for” each of the proposals described on the proxy card.

Any shareholder has the power to revoke his or her proxy at any time before it is voted. A proxy may be revoked by delivering a written notice of revocation to our Secretary, by submitting prior to or at the Annual Meeting a later dated proxy executed by the person executing the prior proxy, or by attendance at the Annual Meeting and voting in person by the person executing the proxy.

Any shareholder who would like to vote in person at the Annual Meeting and owns shares in street name should inform his/her broker of such plans and request a legal proxy from the broker. Such shareholders will need to bring the legal proxy with them to the Annual Meeting and valid picture identification such as a driver’s license or passport in addition to documentation indicating share ownership. Such shareholders who do not receive the legal proxy in time should bring with them to the Annual Meeting their most recent brokerage account statement showing that they owned Raptor Networks Technology, Inc., stock as of the record date. Upon submission of proper identification and ownership documentation, we will be able to verify ownership of our common stock and admit the shareholder to the Annual Meeting; however, such shareholder will not be able to vote his/her shares at the Annual Meeting without a legal proxy. Shareholders are advised that if they own shares in street name and request a legal proxy, any previously executed proxy will be revoked, and such shareholder’s vote will not be counted unless he/she appears at the Annual Meeting and votes in person.

Our Board of Directors does not presently intend to bring any business before the Annual Meeting other than the proposals referred to in this Proxy Statement and specified in the Notice of Meeting. So far as is known to our Board of Directors, no other matters are to be brought before the Annual Meeting. As to any business that may properly come before the Annual Meeting, however, it is intended that shares represented by proxies held by management will be voted in accordance with the judgment of the persons voting the shares.

This Proxy Statement, the accompanying proxy card and our latest Annual Report on Form 10-KSB are being mailed to our shareholders on or about April 11, 2008. We will bear the cost of soliciting proxies. The solicitation will be made by mail and expenses will include reimbursement paid to brokerage firms and others for their expenses in forwarding solicitation material regarding the Annual Meeting to beneficial owners of our common stock. Further solicitation of proxies may be made by telephone or oral communications with some shareholders. Our regular employees, who will not receive additional compensation for the solicitation, will make such further solicitations.

OUTSTANDING SHARES AND VOTING RIGHTS

Only holders of record of the 65,042,374 shares of our common stock outstanding at the close of business on March 20, 2008, are entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. Each share of common stock is entitled to one vote on all matters to be voted on by shareholders. Under Colorado law, our Articles of Incorporation, and our Bylaws, the holders of shares entitled to cast a majority of the total votes of the outstanding shares of stock entitled to vote on each matter, as of the record date, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.  If a quorum is not present with respect to a matter, the Annual Meeting may be postponed or adjourned to allow additional time for obtaining additional proxies or votes.  At any subsequent reconvening of the Annual Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Annual Meeting, except for any proxies that have been effectively revoked or withdrawn prior to the reconvening of the Annual Meeting.  Shares of our common stock represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), as well as abstentions and broker non-votes, will be counted for purposes of determining whether a quorum is present at the Annual Meeting.

An “abstention” is the voluntary act of not voting by a shareholder who is present at a meeting and entitled to vote. “Broker non-votes” are shares of voting stock held in record name by brokers and nominees concerning which: (i) instructions have not been received from the beneficial owners or persons entitled to vote; (ii) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity; or (iii) the record holder has indicated on the proxy or has executed a proxy and otherwise notified us that it does not have authority to vote such shares on that matter.

Assuming a quorum is present, for Proposal No. 1 (the election of directors) the nominees for director receiving the highest number of affirmative votes will be elected; votes withheld and votes against a nominee have no practical effect.  In matters other than election of directors, assuming that a quorum is present for each matter, the matter will be approved if the votes cast in favor of the matter exceed the votes cast opposing the matter.  In such matters, abstentions and broker non-votes will not be included in the vote totals and, therefore, will have no effect on the vote.  Each shareholder will be entitled to one vote, in person or by proxy, for each share of common stock held of record on the record date. Votes cast at the meeting will be tabulated by the person or persons appointed by the Company to act as inspectors of election for the meeting.

Recommendation of the Company’s Board of Directors

Our Board of Directors recommends that our shareholders vote “for” each of the proposals described in this Proxy Statement and the accompanying Notice of Meeting.

THE PROPOSALS TO BE VOTED UPON AT THE ANNUAL MEETING ARE DISCUSSED IN DETAIL IN THIS PROXY STATEMENT. YOU ARE STRONGLY URGED TO READ AND CONSIDER CAREFULLY THIS PROXY STATEMENT IN ITS ENTIRETY.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 20, 2008, certain information with respect to the beneficial ownership of our stock by (i) each of our Named Executive Officers, (ii) each of our directors, (iii) each person known to us to be the beneficial owner of more than 5% of each class of our outstanding voting securities, and (iv) all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”), and includes voting or investment power with respect to the securities.  To our knowledge, except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.  Shares of common stock underlying derivative securities, if any, that currently are exercisable or convertible or are scheduled to become exercisable or convertible for or into shares of common stock within 60 days after the date of the table are deemed to be outstanding in calculating the percentage ownership of each listed person or group but are not deemed to be outstanding as to any other person or group.  Percentage of beneficial ownership is based on 65,042,374 shares of common stock outstanding as of March 20, 2008.

Name of Beneficial Owner (1)	Number of Shares of Common Stock Beneficially Owned		Percent of Common Stock Beneficially Owned
Thomas M. Wittenschlaeger	3,350,000	(2)	5.12%
Bob van Leyen	700,000	(3)	1.07%
Ken Bramlett	100,000	(4)	*
Larry L. Enterline	100,000	(5)	*
All executive officers and directors as a group (4 persons)	4,250,000	(6)	6.45%
Castlerigg Master Investments Ltd. c/o Sandell Asset Management Corp. 40 West 57th Street 26th Floor New York, NY 10019	7,122,036	(7)	9.87%

* Less than 1%.
__________________________

(1)	Unless otherwise indicated, the address is c/o Raptor Networks Technology, Inc., 1241 E. Dyer Road, Suite 150, Santa Ana, California 92705.
(2)
Thomas M. Wittenschlaeger is our President, Chief Executive Officer and Chairman of the Board.  Includes 350,000 shares of common stock issuable upon the exercise of options which were exercisable as of March 20, 2008 or exercisable within 60 days after March 20, 2008.

(3)
Bob van Leyen is our Chief Financial Officer and Secretary.  Includes 300,000 shares of common stock issuable upon the exercise of options which were exercisable as of March 20, 2008 or exercisable within 60 days after March 20, 2008.

(4)
Ken Bramlett is one of our directors.  Represents 100,000 shares of common stock issuable upon the exercise of options which were exercisable as of March 20, 2008 or exercisable within 60 days after March 20, 2008.

(5)
Larry L. Enterline is one of our directors.  Represents 100,000 shares of common stock issuable upon the exercise of options which were exercisable as of March 20, 2008 or exercisable within 60 days after March 20, 2008.

(6)
Represents 3,000,000 shares of common stock and 350,000 shares issuable upon the exercise of options held by Thomas M. Wittenschlaeger; 400,000 shares of common stock and 300,000 shares issuable upon the exercise of options held by Bob van Leyen; 100,000 shares issuable upon the exercise of options held by Ken Bramlett; and 100,000 shares issuable upon the exercise of options held by Larry L. Enterline.

(7)
We have obtained this information concerning the common stock beneficially owned by Castlerigg Master Investments Ltd. as of December 31, 2007 based solely on a Schedule 13G filed by Castlerigg Master Investments Ltd. on February 14, 2008. According to the Schedule 13G, Castlerigg Master Investments Ltd., Sandell Asset Management Corp., Castlerigg International Limited, Castlerigg International Holdings Limited, and Thomas E. Sandell (collectively, the “Reporting Persons”) have shared voting and disposition power with respect to 7,122,036 shares of common stock. The Reporting Persons disclaim beneficial ownership of any and all shares of common stock to the extent their aggregate beneficial ownership exceeds 9.99% of the total issued and outstanding shares of common stock.

DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS

Set forth below is certain information with respect to our directors, director nominees and executive officers.

Name	Age	Position with Company
Thomas Wittenschlaeger	50	Chief Executive Officer, President, Director and Chairman of the Board, and Director Nominee
Bob van Leyen	64	Chief Financial Officer and Secretary
Ken Bramlett	48	Director and Director Nominee (1) (2) (4)
Larry L. Enterline	55	Director and Director Nominee (1) (3)
_________________

(1)	Member of the Audit, Nominating and Governance, and Compensation Committees.
(2)	Chairperson of the Nominating and Governance Committee.
(3)	Chairperson of the Audit Committee.
(4)	Chairperson of the Compensation Committee.

Messrs. Bramlett and Enterline are “independent” directors as such term is defined in Rule 4200(a)(15) of the NASD listing standards.

Thomas M. Wittenschlaeger, (age 50), is our Chief Executive Officer, President, a director and Chairman of the Board.  Mr. Wittenschlaeger has accumulated more than twenty-three years of experience in the high technology products and services area, much of it in general management with leadership positions in operating units ranging in size from $3 million to $500 million in annual revenue. From 2002 to 2004, he was Senior Vice President of Corporate Development and Chief Technical Officer at Venturi Partners, Inc., a leading provider of information technology and professional staffing services nationwide.  From 2000 to 2002, he was Senior Vice President and General Manager of ViaSat Satellite Networks, the commercial arm of ViaSat, Inc.  He is a 1979 graduate of the U.S. Naval Academy in Annapolis, Maryland with a B.S. in electrical engineering and post-graduate work in nuclear engineering. He is also a graduate of the UCLA Executive Program in Business and co-founder of UCLA's Executive Program in Marketing. Mr. Wittenschlaeger has recently authored and is patent pending on 12 Raptor patent applications relating to distributed core transport architectures and processing. Mr. Wittenschlaeger serves on the board of directors of Lantronix, Inc. as Chairman of the Nominating and Governance Committee.  Mr. Wittenschlaeger has been our Chairman of the Board, President and Chief Executive Officer since March 15, 2004.

Larry L. Enterline, (age 55), is one of our directors and the Chairperson of the Audit Committee. In February 2006, Mr. Enterline was reappointed as the Chief Executive Officer of COMSYS IT Partners, Inc., a leading provider of information technology services, having previously served from December 2000 to September 2004 as the Chief Executive Officer of Venturi Partners, Inc. (the predecessor to COMSYS IT Partners prior to the September 2004 merger between Venturi Partners and COMSYS Holding, Inc.). Mr. Enterline has also served as a director of COMSYS IT Partners since the 2004 merger, previously having served as a director of Venturi Partners from December 2000 to March 2003 and as chairman of the board of Venturi Partners from April 2003 until the date of the merger. From 1989 to November 2000, Mr. Enterline served in various management roles with Scientific Atlanta, Inc., a leading national global manufacturer and supplier of cable network products, the most recent of which was Corporate Senior Vice President for Worldwide Sales and Service. He also held management positions in the marketing, sales, engineering and products areas with Bailey Controls Company and Reliance Electric Company from 1974 to 1989. Mr. Enterline brings decades of market-defining successes to our Board. Mr. Enterline is also a member of the board of directors of Concurrent Computer Corp. and COMSYS IT Partners, Inc.  Mr. Enterline has been one of our directors since October 18, 2004.

Ken Bramlett, (age 48), is one of our directors and the Chairperson of the Nominating, Governance, and Compensation Committees.  Mr. Bramlett has served as Senior Vice President and General Counsel of COMSYS IT Partners, Inc., since January 2006.  Prior to that he served as a partner with the Charlotte, North Carolina law firm of Kennedy Covington Lobdell & Hickman, L.L.P. from March 2005 to December 2005.  Mr. Bramlett is also a director of World Acceptance Corporation, where he has served on the board of directors since 1994.  From 1996 to 2004, Mr. Bramlett served as Senior Vice President and General Counsel of Venturi Partners, Inc., a leading national provider of information technology and professional staffing services and from 1990 to 1996 as a partner with the law firm of Robinson, Bradshaw and Hinson, P.A.  Mr. Bramlett brings 20 years of experience in corporate law and governance, public and private equity, and mergers and acquisitions to our Board.  Mr. Bramlett has been one of our directors since December 2, 2004.

Bob Van Leyen, (age 64), is our Chief Financial Officer and Secretary.  Mr. van Leyen has more than twenty-four years of experience working in the high-tech industry, holding various executive positions in finance, operations and general management.  From 2002 to 2003, Mr. van Leyen served as a partner with Tatum CFO, L.L.C. where he provided financial and operational support to start-up companies in the high-tech industry.  From 1999 to 2001, he was a divisional Chief Financial Officer at Wyle Electronics.  During his twenty-four years of employment, Mr. van Leyen has managed extensive financial operations organizations in Europe, Asia, and the United States, providing financial support to operations.  Mr. van Leyen attended the Dutch Institute of Chartered Auditors and holds a Dutch degree equivalent to a U.S. Bachelor's degree in Business Administration.  Mr. van Leyen has served as our Chief Financial Officer and Secretary since September 29, 2003.

TERM OF OFFICE AND FAMILY RELATIONSHIPS

All directors hold office until the next annual meeting of shareholders or until their respective successors are elected or until their earlier death, resignation or removal.  Executive officers are appointed by and serve at the discretion of our Board of Directors.  There are no family relationships among our executive officers and directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There were no related party transactions in 2007.

BOARD OF DIRECTORS MEETINGS AND RELATED MATTERS

During the fiscal year ended December 31, 2007, our Board of Directors held five meetings and there were six actions by unanimous written consent.  Mr. Wittenschlaeger and Mr. Enterline attended all five meetings, Mr. Bramlett attended four meetings and our former director Mr. Albert Wong attended two meetings of our Board of Directors held during the fiscal year ended December 31, 2007.

Audit Committee

Our Board of Directors has an Audit Committee that currently consists of two Board members, Larry L. Enterline and Ken Bramlett.  Mr. Enterline is the chairperson of the Audit Committee.  The Audit Committee is comprised entirely of non-employee, “independent” (as defined in Rule 4200(a)(15) of the NASD listing standards) directors and operates under a written charter adopted by our Board of Directors. The duties of the Audit Committee include meeting with our independent public accountants to review the scope of the annual audit and to review our quarterly and annual financial statements before the statements are released to our shareholders. The Audit Committee also evaluates the independent public accountants’ performance and has sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification) and to determine whether the independent public accounting firm should be retained by us for the ensuing fiscal year. In addition, the Audit Committee reviews our internal accounting and financial controls and reporting systems practices. A copy of the Audit Committee’s current charter may be found at our website at www.raptor-networks.com. The Audit Committee and Board of Directors have confirmed that Mr. Enterline and Mr. Bramlett meet applicable NASD listing standards for designation as an “Audit Committee Financial Expert” and being “independent” based upon their experience noted herein. The Audit Committee and Board of Directors expects that, if elected, Mr. Enterline and Mr. Bramlett will meet the applicable NASD listing standards for designation as an “Audit Committee Financial Expert” and being “independent”; however, there can be no guarantee that these persons will be elected to our Board of Directors or that, if elected, either will continue to meet such qualifications or will, in fact, be designated as our “Audit Committee Financial Expert.” During the fiscal year ended December 31, 2007, the Audit Committee held six meetings and there was one action by unanimous written consent.  Messrs. Enterline and Mr. Bramlett attended all six meetings held by the Audit Committee during the fiscal year ended December 31, 2007.

Compensation Committee

Our Board of Directors has a Compensation Committee that currently consists of two Board members, Larry L. Enterline and Ken Bramlett. Mr. Bramlett is currently the chairperson of the Compensation Committee.  The Compensation Committee is comprised entirely of non-employee, “independent” (as defined in Rule 4200(a)(15) of the NASD listing standards) directors and operates under a written charter adopted by our Board of Directors, a copy of which may be found at our website at www.raptor-networks.com. The Compensation Committee is responsible for advising our Board of Directors regarding our responsibilities relating to compensation of our executive officers and Board members. The Compensation Committee is also responsible for evaluating and recommending to our Board of Directors our executive compensation plans, policies and programs. The Compensation Committee establishes compensation policies applicable to our Executive Officers. During the fiscal year ended December 31, 2007, the Compensation Committee held two meetings and there were no actions by unanimous written consent.

Nominating and Governance Committee

Our Board of Directors has a Nominating and Governance Committee that consists of two Board members, Larry L. Enterline and Ken Bramlett. Mr. Bramlett is the chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee is comprised entirely of non-employee, “independent” (as defined in Rule 4200(a)(15) of the NASD listing standards) directors and operates under a written charter adopted by our Board of Directors, a copy of which may be found at our website at www.raptor-networks.com. In such capacity, the Nominating and Governance Committee identifies and reviews the qualifications of candidate nominees to our Board of Directors. The Nominating and Governance Committee will consider candidate nominees for election as director who are recommended by shareholders. Recommendations should be sent to our Secretary and should include the candidate’s name and qualifications and a statement from the candidate that he or she consents to being named in the Proxy Statement and will serve as a director if elected. In order for any candidate to be considered for nomination and, if nominated, to be included in the Proxy Statement, such recommendation must be received by the Secretary not less than 120 days prior to the anniversary date of our mailing of our Proxy Statement for the most recent annual meeting of shareholders.

The Nominating and Governance Committee believes that it is desirable that directors possess an understanding of our business environment and have the knowledge, skills, expertise and such diversity of experience that our Board of Directors’ ability to manage and direct our affairs and business is enhanced. Additional considerations may include an individual’s capacity to enhance the ability of committees of our Board of Directors to fulfill their duties and/or satisfy any independence requirements imposed by law, regulation or listing requirements. The Nominating and Governance Committee may receive candidate nomination suggestions from current Board members, Company executive officers or other sources, which may be either unsolicited or in response to requests from our Board of Directors for such candidates. The Nominating and Governance Committee may also, from time to time, engage firms that specialize in identifying director candidates. Once a person has been identified by our Board of Directors as a potential candidate, our Board of Directors may collect and review publicly available information regarding the person to assess whether the person should be considered further. If our Board of Directors determines that the candidate warrants further consideration, a member of our Board of Directors may contact the person. Generally, if the person expresses a willingness to be considered and to serve on our Board of Directors, our Board of Directors may request information from the candidate, review the person’s accomplishments and qualifications and may conduct one or more interviews with the candidate. Our Board of Directors may consider all such information in light of information regarding any other candidates that our Board of Directors might be evaluating for nomination to our Board of Directors. A member of our Board of Directors may also contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s accomplishments. With the nominee’s consent, our Board of Directors may also engage an outside firm to conduct background checks on candidates as part of the nominee evaluation process. Our Board of Directors’ evaluation process does not vary based on the source of the recommendation, though in the case of a shareholder nominee, our Board of Directors may take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held.

During the fiscal year ended December 31, 2007, the Nominating and Governance Committee did not hold any meetings and there were no actions by unanimous written consent. In compiling our Board of Directors nominees appearing in this Proxy Statement, nominee referrals as well as nominee recommendations were received from existing directors. Two of the three members of our Board of Directors are “independent” directors (as defined in Rule 4200(a)(15) of the NASD listing standards). No paid consultants were engaged by us, our Board of Directors or any of our committees for the purposes of identifying qualified, interested Board of Directors candidates.

CORPORATE GOVERNANCE

Our Board of Directors has adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees and an additional Code of Ethics that applies to our Chief Executive Officer and our senior financial officers.

We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K relating to amendments to or waivers from provisions of these codes that relate to one or more of the items set forth in Item 406(b) of Regulation S-B by describing on our Internet website, located at www.raptor-networks.com, within four business days following the date of a waiver or a substantive amendment, the date of the waiver or amendment, the nature of the amendment or waiver, and the name of the person to whom the waiver was granted.

Information on our Internet website is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated into any other filings we make with the SEC.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of our executive officers or directors serve as an officer, director or member of a compensation committee of any other entity for which an executive officer or director thereof is also a member of our Board of Directors.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

The following section contains information about the compensation paid to our executive officers and directors during the year ended December 31, 2007.

Summary Compensation Table

The following table provides information concerning the compensation for the year ended December 31, 2006 and 2007 for our principal executive officer and our principal financial officer, who were the only persons that served as executive officers during 2007 (collectively, the “named executive officers”).

Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Thomas M. Wittenschlaeger,	2006	164,375	(2)	70,000	(3)	--	148,050	--	--	30,613	(5)	413,038
Chief Executive Officer and President	2007	180,000	(2)	10,000	(4)	--	162,269	--	--	33,437	(6)	385,706
Bob van Leyen,	2006	134,377	(7)	30,000	(8)	--	18,750	--	--	17,983	(9)	201,110
Chief Financial Officer	2007	150,000	(7)	10,000	(4)	--	8,403	--	--	22,608	(10)	191,011
__________________________

(1)
This column represents the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year specified in the table for the fair value of stock options granted to each of our named executive officers calculated in accordance with SFAS 123R.  Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.  These amounts reflect only our accounting expense for these option grants and do not correspond to the actual value that will be recognized by our named executive officers.  See our “Outstanding Equity Awards at December 31, 2007” table below for more information on options held by the named executive officers.

(2)
Effective August 8, 2006, our Compensation Committee approved an increase to Mr. Wittenschlaeger's annual salary from $155,000 to $180,000.  Mr. Wittenschlaeger’s annual salary had previously been decreased from $195,000 to $155,000 in November 2004 in an effort to reduce our expense run rates.

(3)	Consists of a $70,000 cash performance bonus in August 2006.
(4)	Consists of a $10,000 cash performance bonus in September 2007.
(5)	Consists of $23,730 in reimbursement of living expenses for an apartment in Southern California and $6,883 in health and life insurance premiums.
(6)	Consists of $24,000 in reimbursement of living expenses for an apartment in Southern California and $9,437 in health and life insurance premiums.
(7)
Effective August 8, 2006, our Compensation Committee approved an increase to Mr. van Leyen’s annual salary from $125,000 to $150,000.  Mr. van Leyen’s annual salary had previously been decreased from $190,000 to $125,000 in November 2004 in an effort to reduce our expense run rates.

(8)	Consists of a $30,000 cash performance bonus in August 2006.
(9)	Consists of $17,983 in health and life insurance premiums.
(10)	Consists of $22,608 in health and life insurance premiums.

Employment Agreements and Executive Compensation

There are no employment contracts, termination agreements, or change-in-control arrangements between us and any of our named executive officers.  The Compensation Committee reviews and, if deemed appropriate, adjusts the annual salaries of our named executive officers on at least an annual basis.  The Compensation Committee may from time to time grant performance or similar cash bonuses to our named executive officers at its discretion.  The Compensation Committee may also periodically award options or warrants to our named executive officers under our existing option and incentive plans at its discretion.

Outstanding Equity Awards At Fiscal Year End

The following table sets forth information about outstanding equity awards held by our named executive officers as of December 31, 2007.

Outstanding Equity Awards at December 31, 2007

						Stock Awards
Name	Option Awards					Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards:
	Number of Securities	Number of Securities	Equity Incentive Plan Awards: Number of Securities						Market or Payout Value of Unearned Shares, Units or
	Underlying Unexercised Options (#) Exercisable	Underlying Unexercised Options (#) Unexercisable	Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date				Other Rights That Have Not Vested ($)
Thomas M. Wittenschlaeger	350,000	--	--	1.00	07/15/2012	--	--	--	--
Bob van Leyen	300,000	--	--	1.00	09/29/2011	--	--	--	--
__________________________

Compensation of Directors

Each of our non-employee directors is entitled to receive cash compensation in the amount of $15,000 per year for service on our board of directors.  We reimburse all directors for out-of-pocket expenses incurred in connection with attendance at board and committee meetings.  We currently have a policy in place to grant each non-employee director an option to purchase shares of our common stock on the date of his or her commencement of service as a director.  We may also periodically award options or warrants to our directors under our existing option and incentive plans.

The following table provides information concerning the compensation of our directors for the year ended December 31, 2007.

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)		Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Larry L. Enterline	15,000	--	28,356	(2)	--	--	--	43,356
Ken Bramlett	15,000	--	33,104	(3)	--	--	--	48,104
___________________
(1)
This column represents the dollar amount recognized for financial statement reporting purposes with respect to the year ended December 31, 2007 for the fair value of stock options granted to each of our directors calculated in accordance with SFAS 123R.  Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.  These amounts reflect only our accounting expense for these option grants and do not correspond to the actual value that will be recognized by our directors.

(2)
At December 31, 2007, Mr. Enterline held options to purchase an aggregate of 100,000 shares of common stock at an exercise price of $1.00 per share, of which 91,666 options were vested at December 31, 2007.  The remaining 8,334 options vested on February 15, 2008.

(3)
At December 31, 2007, Mr. Bramlett held options to purchase an aggregate of 100,000 shares of common stock at an exercise price of $1.00 per share, of which 100,000 options were vested at December 31, 2007.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our equity compensation plans as of December 31, 2007.

Plan Category	Number of Shares to be Issued Upon Exercise	Weighted Average Exercise Price	Number of Securities Available for Issuance
Plans Approved by Stockholders 2005 Stock Plan(1)	626,000	$1.03	2,374,000
Plans Not Approved by Stockholders Non-Plan Stock Options(2)	1,175,000	$1.00	N/A
Warrants for Services(3)	1,191,350	$0.88	N/A
Total	2,992,350	$0.96	2,374,000
__________________________

(1)
Our 2005 Stock Plan was approved by our Board of Directors on April 7, 2005 and approved by our shareholders on June 9, 2005 at our 2005 Annual Meeting of Shareholders.  Under the 2005 Stock Plan, options to purchase up to 3,000,000 shares of our Common Stock may be granted.  As of December 31, 2007, there were 626,000 outstanding options to purchase common stock.

(2)
Consists of stock options to purchase shares of our common stock granted to our employees, executive officers and directors outside of a formal stock option plan.  These stock options vest at the rate of 33⅓% on each of the first, second and third anniversaries of the date of grant and expire on the eight-year anniversary of the date of grant.

(3)
Consists of warrants to purchase shares of our common stock granted in consideration for consulting services, advisory services, placement agent services and similar services rendered to us by third parties.

AUDIT COMMITTEE REPORT

The Audit Committee of Raptor Networks Technology, Inc.’s Board of Directors reviewed and discussed with the independent auditors all matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees,” and reviewed and discussed the audited consolidated financial statements of Raptor Networks Technology, Inc., both with and without management present. In addition, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and Raptor Networks Technology, Inc. that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors’ independence. Based upon the Audit Committee’s review and discussions with management, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of Raptor Networks Technology, Inc. be included in Raptor Networks Technology, Inc.’s annual report on Form 10-KSB for the fiscal year ended December 31, 2007, for filing with the SEC. The Audit Committee also recommended the appointment of Mendoza Berger & Company, LLP. to serve as the Company’s independent auditors for the year ending December 31, 2008, and the Board of Directors concurred with such selection.

AUDIT COMMITTEE:

Larry L. Enterline, Chairman
Ken Bramlett

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our executive officers and directors, and persons who beneficially own more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC.  These officers, directors and shareholders are required by SEC regulations to furnish us with copies of all such reports that they file.

Based solely upon a review of copies of these reports furnished to us during 2007 and thereafter, or written representations received by us from reporting persons that no other reports were required, we believe that all Section 16(a) filing requirements applicable to our reporting persons during 2007 were complied with.

COMMUNICATIONS WITH DIRECTORS

Our Board of Directors has established a process to receive communications from shareholders. Shareholders and other interested parties may contact any member (or all members) of our Board of Directors, or the independent directors as a group, any committee of our Board of Directors or any Chair of any such committee by mail or electronically. To communicate with our Board of Directors, any individual directors or any group or committee of directors, correspondence should be addressed to our Board of Directors or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent “c/o Corporate Secretary” at 1241 E. Dyer Road., Suite 150, Santa Ana, California 92705. To communicate with any of our directors electronically, a shareholder should send an email to our Secretary: bvanleyen@raptor-networks.com.

All communications received as set forth in the preceding paragraph will be opened by our Secretary for the sole purpose of determining whether the contents represent a message to one or more of our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for our Board of Directors will be forwarded promptly to the addressee. In the case of communications to our Board of Directors or any group or committee of directors, our Secretary will make sufficient copies (or forward such information in the case of e-mail) of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

POLICY WITH REGARD TO BOARD MEMBERS’ ATTENDANCE AT ANNUAL MEETINGS

It is our policy that our directors are invited and encouraged to attend all of our annual meetings. At the time of our 2007 annual meeting of shareholders, we had four directors, one of whom was in attendance at our 2007 annual meeting of shareholders.

Proposal No. 1

ELECTION OF DIRECTORS

Our Board of Directors currently consists of three directors: Thomas M. Wittenschlaeger, Ken Bramlett and Larry L. Enterline.  Messrs. Wittenschlaeger, Bramlett and Enterline are each named as nominees for election as directors at the Annual Meeting.

Unless the authority to vote for directors has been withheld in the proxy, the persons named in the enclosed proxy intend to vote at the Annual Meeting for the election of Messrs. Wittenschlaeger, Bramlett, and Enterline.  Although it is anticipated that each nominee will be available to serve as a director, should a nominee become unavailable to serve, the proxies will be voted for such other person as may be designated by our Board of Directors.  Directors hold office until the next annual meeting of shareholders or until their respective successors are elected or until their earlier death, resignation or removal.

Required Vote and Board Recommendation

Assuming a quorum is present at the Annual Meeting, the three nominees for director receiving the highest number of affirmative votes will be elected; votes withheld and votes against a nominee have no practical effect. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for this proposal, but will not be included in the vote totals for this proposal and, therefore, will have no effect on the vote.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THOMAS M. WITTENSCHLAEGER, KEN BRAMLETT AND LARRY L. ENTERLINE AS DIRECTORS.

Proposal No. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee has appointed the firm of Mendoza Berger & Company, LLP. (“Mendoza Berger”) as our independent certified public accountants for the fiscal year ending December 31, 2008, and our Board of Directors requests our shareholders to ratify this appointment. Although shareholder approval of the selection of the independent public accountant is not required by law, we have determined that it is desirable to request the ratification of our shareholders of the Audit Committee’s appointment of Mendoza Berger as our independent public accountant for the year ending December 31, 2008. In the event that our shareholders do not ratify the selection of Mendoza Berger as our independent public accountants, the Audit Committee will consider the selection of another independent public accounting firm.

A representative of Mendoza Berger is not expected to be present at the Annual Meeting. Shareholder inquiries of Mendoza Berger during the Annual Meeting will be noted by us and delivered to Mendoza Berger for response.

Accounting Fees

The Audit Committee’s policy is to pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent accountants, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act, which are approved by the Audit Committee prior to the completion of the audit.  The Audit Committee considers whether the performance of any service by our independent accountants is compatible with maintaining such accountant’s independence.

The following table sets forth the aggregate fees billed to us by our auditors, Comiskey & Company, P.C. for the fiscal year ended December 31, 2006 and by our auditors, Comiskey & Company, Stonefield Josephson, Inc. and Mendoza Berger for the fiscal year ended December 31, 2007.

	Fiscal 2006	Fiscal 2007
Audit Fees(1)	$29,027	$137,266
Audit-Related Fees(2)	$-	$-
Tax Fees(3)	$2,200	$2,883
All Other Fees(4)	$325	$-

(1)
Audit Fees consist of fees billed for professional services rendered for the audit of our consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by our accountants in connection with statutory and regulatory filings or engagements.

(2)
Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” This category includes fees related to due diligence services pertaining to potential business acquisitions/disposition; and consultation regarding accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standard or interpretation by the SEC, FASB or other regulatory or standard-setting bodies as well as general assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes–Oxley Act of 2002.

(3)
Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and local tax compliance, planning and advice.

(4)	All Other Fees consist of fees for products and services other than the services reported above.

In selecting Mendoza Berger, the Audit Committee considered Mendoza Berger’s qualifications as independent public accountants. This included a review of the qualifications of the engagement team, the quality control procedures the firm has established, any issues raised by the most recent quality control review of the firm, as well as its reputation for integrity and competence in the fields of accounting and auditing. The Audit Committee’s review also included matters required to be considered under the SEC’s rules on auditor independence, including the nature and extent of non-audit services, to ensure that the auditor’s independence will not be impaired. The Audit Committee has considered and determined that Mendoza Berger’s provision of non-audit services to us during 2007 is compatible with and did not impair Mendoza Berger’s independence.

Required Vote and Board Recommendation

Although shareholder ratification is not required for our appointment of Mendoza Berger as our independent public accountants for the fiscal year ending December 31, 2008, our Board of Directors has directed that this appointment be submitted to our shareholders for ratification at the Annual Meeting.  Assuming the holders of shares entitled to cast a majority of the total votes of the outstanding shares of stock entitled to vote on this proposal, represented in person or by proxy, are present at the Annual Meeting, this proposal will be ratified and approved if the votes cast in favor of this proposal exceed the votes cast opposing this proposal.  Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for this proposal, but will not be included in the vote totals for this proposal and, therefore, will have no effect on the vote.

OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MENDOZA BERGER & COMPANY, LLP TO SERVE AS OUR INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008.

ANNUAL REPORT

A copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007 accompanies this Proxy Statement. Such report is not incorporated herein and is not deemed to be a part of this proxy solicitation material.

PROPOSALS OF SHAREHOLDERS

Pursuant to Rule 14a-8 under the Exchange Act, proposals by shareholders which are intended for inclusion in our proxy statement and proxy and to be presented at our next annual meeting of shareholders must be received by us by December 3, 2008 in order to be considered for inclusion in our proxy materials. Such proposals should be addressed to our Secretary at our corporate headquarters and may be included in next year’s proxy materials if they comply with certain rules and regulations of the SEC governing shareholder proposals.  For all other proposals by shareholders to be timely, a shareholder’s notice must be received by our Secretary at our corporation headquarters no later than February 14, 2009. Each shareholder notice must also comply with certain other requirements set forth in our Bylaws, a copy of which may be obtained by written request delivered to our Secretary.

OTHER MATTERS

Our Board of Directors knows of no other matters which will be acted upon at the Annual Meeting. If any other matters are presented properly for action at the Annual Meeting or at any adjournments or postponements thereof, it is intended that the proxy will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holder.

OUR SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

By Order of the Board of Directors, RAPTOR NETWORKS TECHNOLOGY, INC. /s/ Bob van Leyen Bob van Leyen Chief Financial Officer and Secretary

Santa Ana, California
April 11, 2008

OUR SHAREHOLDERS MAY OBTAIN FREE OF CHARGE AN ADDITIONAL COPY OF OUR ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007, (WITHOUT EXHIBITS) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY WRITING TO: INVESTOR RELATIONS, RAPTOR NETWORKS TECHNOLOGY, INC., 1241 E. DYER ROAD, SUITE 150, SANTA ANA, CALIFORNIA 92705 OR CALL (949) 623-9305.

RAPTOR NETWORKS TECHNOLOGY, INC.
ATTN: ED NERIA
1241 EAST DYER ROAD, SUITE 150
SANTA ANA, CA 92705

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Raptor Networks Technology, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Raptor Networks Technology, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: RAPTR1 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

RAPTOR NETWORKS TECHNOLOGY, INC.

Vote On Directors

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
1. To elect three persons to serve as directors of the Company.	☐	☐	☐	______________

01) Thomas M. Wittenschlaeger
02) Larry L. Enterline
03) Ken Bramlett

Vote On Proposal

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting. ☐ Yes ☐ No

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Raptor Networks Technology, Inc.

1241 E. Dyer Rd., Suite 150
Santa Ana, California 92705

To the shareholders of Raptor Networks Technology, Inc.:

The Annual Meeting of Shareholders of Raptor Networks Technology, Inc. (the "Company") will be held at the Company's executive offices at 1241 E. Dyer Rd., Suite 150, Santa Ana, California 92705, on May 15, 2008 at 1:00 P.M., Pacific Time, for the purposes listed on the reverse side:

By Order of the Board of Directors,

RAPTOR NETWORKS TECHNOLOGY, INC.

Bob van Leyen,
Chief Financial Officer and Secretary

Raptor Networks Technology, Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF SHAREHOLDERS MAY 15, 2008

The shareholder(s) hereby appoint(s) Thomas M. Wittenschlaeger and Bob van Leyen, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Raptor Networks Technology, Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 1:00 P.M., Pacific Time, on May 15, 2008, at 1241 East Dyer Road, Suite 150, Santa Ana, California 92705, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

Address Changes/Comments: ____

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE